Exhibit 99.2
Dave Weidman, Chairman and Chief Executive Officer Steven Sterin, Senior Vice President and Chief Financial Officer Celanese 1Q 2011 Earnings Conference Call / Webcast Tuesday, April 26, 2011 10:00 a.m. ET

Forward looking statements Reconciliation and use of non-GAAP measures to U.S. GAAP This presentation may contain "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this release, the words "outlook," "forecast," "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "may," "can," "could," "might," "will," and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this release. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of business cycles, particularly in the automotive, electrical, electronics and construction industries; changes in the price and availability of raw materials; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedule acceptable to the company; changes in the degree of intellectual property and other legal protection afforded to our products; compliance and other costs and potential disruption of production due to accidents or other unforeseen events or delays in construction or operation of facilities; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; and various other factors discussed from time to time in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Reconciliation of Non-U.S. GAAP Measures to U.S. GAAP This presentation reflects the following performance measures: operating EBITDA, business operating EBITDA, affiliate EBITDA and proportional affiliate EBITDA, adjusted earnings per share, net debt and adjusted free cash flow, as non-U.S. GAAP measures. These measurements are not recognized in accordance with U.S. GAAP and should not be viewed as an alternative to U.S. GAAP measures of performance. The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for operating EBITDA and business EBITDA is operating profit; for proportional affiliate EBITDA is equity in net earnings of affiliates; for affiliate EBITDA is operating profit; for adjusted earnings per share is earnings per common share-diluted; for net debt is total debt; and for adjusted free cash flow is cash flow from operations. Use of Non-U.S. GAAP Financial Information Operating EBITDA, a measure used by management to measure performance, is defined by the company as net earnings minus interest income plus loss (earnings) from discontinued operations, interest expense, income taxes and depreciation and amortization, and further adjusted for Other Charges and Adjustments as described in Table 7. We may provide guidance on operating EBITDA and are unable to reconcile forecasted operating EBITDA to a U.S. GAAP financial measure because a forecast of Other Charges and Adjustments is not practical. Business operating EBITDA, a measure used by management to measure performance of its internal operations, is defined by the company as net earnings minus interest income plus loss (earnings) from discontinued operations, interest expense, income taxes and depreciation and amortization, and further adjusted for Other Charges and Adjustments as described in Table 7, less equity in net earnings of affiliates, dividend income from cost investments and other (income) expense. This reflects the operating results of the company's operations without regard to its equity and cost investments. The company believes that investors should consider business operating EBITDA when evaluating the company's internal operations. Affiliate EBITDA is defined by the company as operating profit plus the depreciation and amortization of its equity affiliates. Proportional affiliate EBITDA, a measure used by management to measure performance of its equity investments, is defined by the company as the proportional operating profit plus the proportional depreciation and amortization of its equity investments. The company has determined that it does not have sufficient ownership for operating control of these investments to consider their results on a consolidated basis. Adjusted earnings per share is a measure used by management to measure performance. It is defined by the company as net earnings (loss) available to common shareholders plus preferred dividends, adjusted for other charges and adjustments, and divided by the number of basic common shares, diluted preferred shares, and options valued using the treasury method. We may provide guidance on an adjusted earnings per share basis and are unable to reconcile forecasted adjusted earnings per share to a U.S. GAAP financial measure without unreasonable effort because a forecast of Other Items is not practical. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when U.S. GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance. Note: The tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year, excluding changes in uncertain tax positions, discrete items and other material items adjusted out of our U.S. GAAP earnings for adjusted earnings per share purposes, and changes in management's assessments regarding the ability to realize deferred tax assets. We analyze this rate quarterly and adjust if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ significantly from the tax rate used for U.S. GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual U.S. GAAP tax rate in any future period. Net debt is defined by the company as total debt less cash and cash equivalents. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company's capital structure. Our management and credit analysts use net debt to evaluate the company's capital structure and assess credit quality. Proportional net debt is defined as our proportionate share of our affiliates' net debt. Adjusted free cash flow is defined by the company as cash flow from operations less capital expenditures, other productive asset purchases, operating cash from discontinued operations and certain other charges and adjustments. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company's cash flow. Our management and credit analysts use adjusted free cash flow to evaluate the company's liquidity and assess credit quality. Results Unaudited The results presented in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

Dave Weidman Chairman and Chief Executive Officer

Celanese Corporation 1st Quarter 2011 highlights 1st Quarter 2011: Strong results driven by overall higher pricing and improved volume Resilient earnings growth in a higher raw materials environment Global demand remains healthy across all segments * See slides 20 and 21 for equity affiliate results and Celanese's proportional share in millions (except EPS) 1st Qtr 2011 1st Qtr 2010 Net Sales $1,589 $1,388 Proportional Net Sales of Affiliates $422 $409 Total: $2,011 $1,797 Operating Profit/(Loss) $188 ($14) Adjusted EPS $0.96 $0.64 Operating EBITDA $304 $242 Proportional Affiliate EBITDA in excess of Equity in net earnings of affiliates* $35 $36 Total: $339 $278

Expect at least $0.85 adjusted earnings per share improvement in 2011 2x to 3x GDP revenue growth Strong earnings conversion Robust technology-rich pipeline Continued earnings growth Strong operating margins Growth opportunities in Asia Growth in Asia Process innovation and productivity High industry utilization rates through mid-year Nanjing VAE capacity expansion Higher margin new products High growth EVA applications Increasingly advantaged portfolio drives 2011 earnings improvement Advanced Engineered Materials Consumer Specialties Industrial Specialties Acetyl Intermediates Increased 2011 outlook Expect at least $200 million Operating EBITDA improvement

Steven Sterin Senior Vice President and Chief Financial Officer

1st Quarter 2011: Strong volume growth across all product lines with robust value-in-use pricing Improved revenue offset by higher raw materials and investment for future growth Build of inventory for European expansion continues to constrain volumes Outlook: Startup of new POM facility in Europe supports year-over-year volume growth in second half 2011 Global demand expected to remain strong Industry supply chain challenges in Japan not expected to have material financial impact Advanced Engineered Materials in millions 1st Qtr 2011 1st Qtr 2010 Net Sales $328 $282 Operating EBITDA $104 $107 Factors affecting change in Net Sales Factors affecting change in Net Sales Volume 6% Price 8% Currency -1% Other 3% Total 16%

1st Quarter 2011: Higher volume on modestly higher global demand, as well as additional supply compared to Q1 2010 Higher pricing and volumes more than offset increased raw materials and energy costs Outlook: Dividends/earnings from China Acetate ventures expected to be modestly higher than 2010 cash dividends of $72 million Sustained demand and margins Given current environment, considering alternatives with previously announced Spondon realignment - not expected to have material impact on long-term earnings targets Consumer Specialties in millions 1st Qtr 2011 1st Qtr 2010 Net Sales $266 $238 Operating EBITDA $68 $61 Factors affecting change in Net Sales Factors affecting change in Net Sales Volume 10% Price 4% Currency - Other -2% Total 12%

1st Quarter 2011: Strong results with continued growth in traditional and nontraditional applications Expanded margins as higher volume, enhanced product mix and increased pricing more than offset higher raw material costs Increased demand for vinyl emulsions and EVA photovoltaic/medical applications Outlook: Continued volume and margin strength in seasonally robust second quarter Growth in nontraditional and higher value-added applications Industrial Specialties in millions 1st Qtr 2011 1st Qtr 2010 Net Sales $290 $242 Operating EBITDA $35 $22 Factors affecting change in Net Sales Factors affecting change in Net Sales Volume 8% Price 13% Currency -1% Other - Total 20%

Acetyl Intermediates 1st Quarter 2011: Improved results on continued strong global demand for acetic acid and downstream derivative products Higher industry utilization due to planned and unplanned production outages of multiple acetyl producers Favorable pricing across all regions and product lines Outlook: Scheduled Nanjing turnaround during second quarter High acetyls industry utilization rates expected to continue through mid-year Technology-differentiated and attractive cost curve remains intact and defines acetic acid industry margins in millions 1st Qtr 2011 1st Qtr 2010 Net Sales $813 $724 Operating EBITDA $122 $78 Factors affecting change in Net Sales Factors affecting change in Net Sales Volume - Price 12% Currency - Other - Total 12%

Provide growth in emerging markets and structural raw material hedge 1st Quarter 2011: equity affiliates contributed $43 million to earnings with an additional $35 million proportional Affiliate EBITDA not included in Operating EBITDA Outlook: dividends/earnings from China Acetate ventures expected to be modestly higher than 2010 cash dividends of $72 million Affiliate performance YTD 2011 YTD 2010 Earnings from Equity Affiliates 43 49 Dividends from Cost Investments Income Statement Note: YTD refers to three months ended March 31st YTD 2011 YTD 2010 Earnings from Equity Affiliates 43 49 Proportional Affiliate EBITDA in Excess of Equity Earnings 35 36 Earnings and Proportional EBITDA

Free cash flow 1st Quarter 2011 Adjusted Free Cash Flow Adjusted Free Cash Flow Adjusted Free Cash Flow $ in millions 1st Qtr 2011 1st Qtr 2010 Net cash provided by operating activities $132 $55 Adjustments to operating cash for discontinued operations - $3 Net cash provided by operating activities from continuing operations $132 $58 Less: Capital expenditures ($77) ($44) Add: Other charges and adjustments1 $1 ($2) Adjusted Free Cash Flow2 $56 $12 1Amounts primarily associated with cash outflows for purchases of other productive assets that are classified as 'investing activities' for U.S. GAAP purposes 2Excludes Ticona Kelsterbach expansion cash flows 2011 cash generation improvements driven by higher earnings Continued to invest to support growth Lower Q1 2011 cash taxes further improve cash position

Dividend, debt service and share repurchases of ~$105-125 million Expect approximately $150 million net cash outflow for Kelsterbach expansion in 2011, including capital expenditures and project expense Strong cash generation continues throughout economic cycle Available Cash Available Cash Cash (as of 03/31/2011) $722 Operating Cash ~($100 - $200) Cash Available for Strategic Purposes ~$600 $ in millions $ in millions * Excludes Ticona Kelsterbach expansion cash flows

Appendix Notes: References on the following slides to tables correspond to the tables included with Celanese press release dated April 26, 2011

Reg G: Segment data and reconciliation of operating profit (loss) to operating EBITDA - a non-U.S. GAAP measure - unaudited (Table 1)

Reg G: Reconciliation of consolidated net earnings (loss) to operating EBITDA - a non-U.S. GAAP measure - unaudited (Table 1A)

Reg G: Adjusted earnings (loss) per share - reconciliation of a non-U.S. GAAP measure - unaudited (Table 6)

Reg G: Other charges and other adjustments - reconciliation of a non-U.S. GAAP measure - unaudited (Table 7)

1Q 2011 Other charges and other adjustments by segment - reconciliation of a non-U.S. GAAP measure - unaudited

Reg G: Equity affiliate results and reconciliation of operating profit to affiliate EBITDA - a non-U.S. GAAP measure - total - unaudited (Table 8)

Reg G: Equity affiliate results and reconciliation of proportional operating profit to proportional affiliate EBITDA - a non-U.S. GAAP measure - Celanese proportional share - unaudited (Table 8 continued)